SUBSIDIARIES AND AFFILIATES OF IMO INDUSTRIES INC.
DATE: 3/23/94

                                                        STATE OR
                                                      COUNTRY OF
                                                     INCORPORATION
            NAME                                     OR ORGANIZATION

IMO INDUSTRIES INTERNATIONAL INC.......................DELAWARE
    IMO INDUSTRIES (UK) LIMITED .......................ENGLAND
          IMO INDUSTRIES LIMITED.......................ENGLAND
               IMO INDUSTRIES PENSION TRUSTEE LIMITED..ENGLAND
          BAIRD ATOMIC LTD.............................ENGLAND
          MORSE CONTROLS LIMITED.......................ENGLAND
               MORSE CONTROLS AB.......................SWEDEN
               MORSE CONTROLS PTY.LTD..................NEW SOUTH WALES
                    MORSE CONTROLS (NZ) LIMITED....... NEW ZEALAND
                    TELEFLEX-MORSE (N.Z.) LTD..........NEW ZEALAND
               BOSTON GEAR COMPANY LIMITED.............ENGLAND
               TELEFLEX LIMITED........................ENGLAND
               TELEFLEX MORSE LTD......................ENGLAND
          TURBOFLEX LIMITED............................ENGLAND
               TORSIFLEX LIMITED.......................ENGLAND
               T & A NASH (PENN) LIMITED...............ENGLAND
     IMO INDUSTRIES SRL ...............................ITALY
     IMO INDUSTRIES SARL...............................FRANCE
     IMO INDUSTRIES GmbH...............................GERMANY
          MORSE CONTROLSGmbH...........................GERMANY
          TELEFLEXGmbH.................................GERMANY (1)
     MORSE CONTROLS SARL.............................. FRANCE
     MORSE CONTROLS S.L. ..............................SPAIN
     IMO INDUSTRIES PTE LTD............................SINGAPORE
     NHK MORSE CO., LTD................................JAPAN (2)
          NHK JABSCO CO., LTD..........................JAPAN(3)
     WEKA AG.......................................... SWITZERLAND
     IMO AB............................................SWEDEN
          IMO PUMPEN AG................................SWITZERLAND
          IMO GRESHAM PUMPS (INDIA) LTD. ..............INDIA (4)
     IMO-PUMPEN GmbH...................................GERMANY
     DELAVAL-STORK V.O.F. .............................THE NETHERLANDS (5)
COMPONENTISTICA EUROPEA SRL............................ITALY(6)
     ROLTRA-MORSE S.p.A. ..............................ITALY
          ROLSAG S.p.A. ...............................ITALY(7)
          SIRSA S.p.A. ................................ITALY(7)
          ROLTRA MORSE POLAND Spzoo....................POLAND
EPN SISTEMAS, S.A. de C.V..............................MEXICO (8)
IMO INDUSTRIES (CANADA) INC............................CANADA
DELSALESCO, INC. ......................................U.S.VIRGIN ISLANDS
IMOSURE ASSURANCE, INC.................................VERMONT
IMOVEST INC............................................DELAWARE
BAIRD CORPORATION......................................MASSACHUSETTS
     LABTEST EQUIPMENT COMPANY.........................CALIFORNIA
     BAIRD EUROPE B.V. ...............................THE NETHERLANDS
          BAIRD FRANCE SARL............................FRANCE
          BAIRD LOMO JV................................RUSSIA (9)
     BAIRD DO BRASIL REPRES., LTDA.....................BRAZIL
INCOM TRANSPORTATION, INC..............................DELAWARE
BOSTON GEAR INDUSTRIES OF CANADA INC...................CANADA
VARO INC. .............................................TEXAS
     VARO TECHNOLOGY CENTER, INC. .....................TEXAS
          VARO TECHNOLOGY CENTER JOINT VENTURE.........TEXAS (10)
     TURBODEL INC. ....................................TEXAS
          TRIPOWER VENTURE ............................TEXAS (11)
     APPLIED OPTICS CENTER CORPORATION.................MASSACHUSETTS
     TECNOLOGIA ELECTRONICA de JUAREZ, S.A. de C.V.....MEXICO
     TRANSVARO ELEKTRON ALETLERI SANAYI VE TICARET A.S.TURKEY(12)
     ITT AND VARO, A JOINT VENTURE ....................TEXAS(12)
     KEI LASER, INC. ..................................MARYLAND
     OPTIC-ELECTRONIC INTERNATIONAL, INC...............TEXAS
WARREN PUMPS INC. .....................................DELAWARE
DELTEX SERVICE INC.....................................TEXAS
_______________________________
(1)  52% owned by Imo Industries GmbH and 48% owned by Morse
Controls Limited
(2) 31% owned by Imo Industries International Inc. and 19% owned by Imo Industries Inc.
(3)  50% owned by NHK Morse Co., Ltd.
(4)  40% owned by IMO AB.
(5)  50% owned by Imo Industries International Inc.
(6)  99% owned by Imo Industries Inc.
(7)  51% owned by Roltra-Morse S.p.A.
(8)  45% owned by Imo Industries Inc.
(9)  48% owned by Baird Europe B.V. and 2% owned by Baird
Corporation
(10) 50% owned by Varo Technology Center, Inc. and 50% owned by
Varo Inc.
(11) 50% owned by Turbodel Inc.
(12) 50% owned by Varo Inc.